ISAP, Inc. Lease 9/23/04

                        FIFTH AT LAUREL CORPORATE CENTRE
                             OFFICE LEASE AGREEMENT

                           FIFTH & LAUREL ASSOCIATES,
                       a California partnership, Landlord

                                        &

                                   ISAP, INC.,
                        a California corporation, Tenant

                        FIFTH AT LAUREL CORPORATE CENTRE
                                      INDEX

Number                                                                 Page
ARTICLE 1            FUNDAMENTAL INFORMATION
ARTICLE 2            PREMISES
ARTICLE 3            POSSESSION
ARTICLE 4            RENT
ARTICLE 5            OPERATING EXPENSES AND UTILITIES
ARTICLE 6            SECURITY DEPOSIT
ARTICLE 7            TENANT'S PROPERTY TAXES
ARTICLE 8            USE
ARTICLE 9            COMPLIANCE WITH LAW
ARTICLE 10           ALTERATIONS AND ADDITIONS
ARTICLE 11           REPAIRS
ARTICLE 12           LIENS
ARTICLE 13           ASSIGNMENT AND SUBLETTING
ARTICLE 14           EXCULPATION AND INDEMNITY
ARTICLE 15           SUBROGATION
ARTICLE 16           LIABILITY AND CASUALTY INSURANCE
ARTICLE 17           SECURITY SYSTEM
ARTICLE 18           RULES AND REGULATIONS
ARTICLE 19           HOLDING OVER
ARTICLE 20           ENTRY BY LANDLORD
ARTICLE 21           RECONSTRUCTION
ARTICLE 22           DEFAULT
ARTICLE 23           DEFAULT REMEDIES
ARTICLE 24           EMINENT DOMAIN
ARTICLE 25           OFFSET STATEMENT
ARTICLE 26           PARKING
ARTICLE 27           CORPORATE AUTHORITY OF TENANT
ARTICLE 28           OPTION TO EXTEND
ARTICLE 29           OPTION FOR EARLY TERMINATION
ARTICLE 30           GENERAL PROVISIONS

EXHIBITS:                  Exhibit A        Premises
                           Exhibit B        Landlord Improvements
                           Exhibit C        Rules and Regulations

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                        FIFTH AT LAUREL CORPORATE CENTRE
                             OFFICE LEASE AGREEMENT

         This Office Lease Agreement ("Lease") is made as of October 4, 2004, between "Landlord" and "Tenant" (as defined below), who agree as follows:

1.       FUNDAMENTAL INFORMATION

         a. Landlord is Fifth & Laurel Associates, a California limited partnership.

         b. Tenant is ISAP, Inc., a California corporation.

         c. The Lease term shall commence on the date which is defined below, ("Commencement Date") and shall expire on the date which is sixty (60) months thereafter ("Term"), subject to Tenant's early termination option set forth in
Article 28.

         d. Monthly rent (as of the Commencement Date) is $3,387.15.

         e. Commencement Date is the first to occur of the following:

                  (i) the date on which Tenant takes possession of or commences business operations in the Premises (Tenant agreeing to do so as soon as possible); or

                  (ii) the date on which Landlord's Improvements (as hereinafter defined), are substantially completed, as specified by the architect or space planner designated by Landlord (although if Tenant delays such completion by reason of delayed decisions, changes or additional work, the Commencement Date shall be made sooner by the number of days of delay).

         f. Landlord's address for notices:

                  Fifth & Laurel Associates
                  Robert S. Lawrence
                  RS Lawrence Development, Inc.
                  2445 Fifth Avenue, Suite 310
                  San Diego, CA 92101

         g. Tenant's address for notices:

                  Brian Kelly
                  ISAP, Inc.
                  2445 Fifth Avenue, Suite 440
                  San Diego, CA 92101

         h. The Premises are those outlined on Exhibit "A" attached hereto and by this reference made a part hereof, consisting of approximately 1,737 rentable square feet, located on the fourth floor of the office building located at 2445 Fifth Avenue, San Diego, California ("Building"), and designated as Suite 440.

         i. Tenant's initial security deposit is $3,387.15.

         j. The specified use of the Premises is: General Office.

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         k. Tenant shall lease three (3) parking spaces in the underground parking garage, to be leased by Tenant at an initial rent per space per month of $85.00 (which shall be subject to increase pursuant to section 26 of this Lease).

         l. Landlord Improvements required to be installed by Landlord, are set forth on Exhibit "B" attached hereto and by this reference made a part hereof. Such work shall be performed in accordance with the provisions of the Work Letter Agreement attached hereto as Exhibit "C", which Landlord and Tenant shall execute concurrently herewith.

         m. Broker is: Bradford Perry, Burnham Real Estate.

         n. Tenant's Building Percentage is 4.19%.

         o. Tenant's Guarantor is: Brian Kelly.

         p. The Building Operating Expenses Base is the Building Operation Expenses incurred in calendar year 2004.

2.       PREMISES

         a. Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord. Landlord reserves the right, exercisable without notice and without liability, to change the name and street address of the Building.

3.       POSSESSION

         a. Landlord may require Tenant to execute a written confirmation of the Commencement Date on or after the Commencement Date.

4.       RENT

         a. Tenant shall pay to Landlord the monthly rent specified in subparagraph 1.d., without prior notice or demand and subject to increase as per subparagraph 4.b., on or before the first (1st) day of each month during the Term. Rent for any period during the Term which is less than one month shall be a prorated portion of the monthly rent based upon a thirty (30) day month.

         b. Monthly rent shall be increased on the anniversary date of the Commencement Date as follows:

                           Year 2:  $3,488.76
                           Year 3:  $3,593.43
                           Year 4:  $3,701.23
                           Year 5:  $3,812.27

         c. Upon the execution hereof, Tenant shall pay to Landlord the monthly rent for the first full calendar month of the Term, including, rent for parking spaces specified in subparagraph 1.k. If the Commencement Date is any day other than the first (1st) day of a calendar month, Tenant shall pay Landlord on the Commencement Date the pro rata portion of the monthly rent (including, without limitation, rent for parking spaces) for the initial partial month.

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         d. All rent payable hereunder shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America at Landlord's address for notices stated in subparagraph 1.f., or to such other person or at such other place as Landlord may from time to time designate in writing. All amounts payable by Tenant to Landlord under this Lease, including, without limitation, Building Operating Expenses, shall be deemed to be rent.

5.       OPERATING EXPENSES AND UTILITIES

         a. Tenant shall pay for all water, gas, light, power, telephone, and other utilities and services specially or exclusively supplied to Tenant or metered exclusively to the Premises together with any taxes thereon.

         b. If the Building Operating Expenses (as hereinafter defined) paid or incurred by Landlord for any calendar year or portion thereof within the term of this Lease exceed the Building Operating Expenses Base, Tenant shall pay Landlord as additional rent, in addition to the other sums Tenant is required to pay Landlord under this Lease, Tenant's Building Percentage of such excess, pursuant to this subparagraph b. As soon as possible after the end of each calendar year during the term of this Lease, Landlord shall furnish Tenant a statement showing, in reasonable detail, the actual Building Operating Expenses incurred by Landlord for the previous year and an estimate of the amount, if any, by which Landlord expects actual Building Operating Expenses for the current year to exceed the Building Operating Expense Base ("Landlord's Estimate"). If Tenant's Building Percentage of the amount of actual Building Operating Expenses paid or incurred by Landlord for the prior year in excess of the Building Operating Expense Base exceeds the amount of payments (if any) made by Tenant during such prior year with respect to Landlord's Estimate for such prior year, Tenant shall pay Landlord the amount of such excess together with its next payment of rent. Tenant shall also pay Landlord, with Tenant's next payment of rent, an amount equal to one twelfth (1/12) of the amount (if any) by which Tenant's Building Percentage of Landlord's Estimate for the current year exceeds Tenant's Building Percentage of Landlord's Estimate for the prior year, multiplied by the number of months from and including January of the current year to and including the month of Tenant's next payment of rent. Thereafter, until a new statement of Building Operating Expenses and a new Landlord's Estimate is rendered to Tenant by Landlord, Tenant shall pay to Landlord, together with its payments of monthly rent, an amount equal to one twelfth (1/12) of Tenant's Building Percentage of Landlord's Estimate for the current year. If Tenant's Building Percentage of actual Building Operating Expenses for any year is less than the amount paid by Tenant therefor during such year, the amount of such overpayment shall be credited against monthly installments of rent next coming due. If any such overpayment remains unreimbursed at the termination of this Lease, Landlord shall apply such amount to any amounts which may be owing by Tenant to Landlord, and the remainder shall be promptly refunded to Tenant. Notwithstanding anything to the contrary contained in this subparagraph b, Tenant shall be entitled to no credit, refund or reduction in rent if actual Building Operating Expenses are less than the Building Operating Expenses Base. If this Lease commences or terminates on any day other than January 1st, any additional payment or credit for any initial or final partial year shall be determined by pro rating such amount according to a three hundred sixty (360) day year.

         c. As used herein, the term "Building Operating Expenses" includes all of the costs of maintaining and operating the Building, assuming ninety-five percent (95%) occupancy, incurred by Landlord including (without limiting the generality of the foregoing) the following: cost of property taxes and general or special assessments on the Building and the land on which it is located, any non-progressive tax on or measured by gross rent received from leasing space in the Building, cost of common area utilities, all heating, air conditioning, plumbing, electrical systems, life safety equipment, other equipment used in common by or for the benefit of tenants or occupants of the Building, the cost (amortized over such period as Landlord will reasonably determine) together with interest at the prime rate plus two percent of such capital improvements which

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Landlord installs for the purpose of reducing operating costs or complying with laws or regulations promulgated after completion of the Building, a reasonable sinking fund for the periodic repair and replacement of Building components and equipment, cost of maintaining and operating elevators, tenant directories, supplies, insurance (including such endorsements as Landlord may elect to obtain), cost of services of independent contractors, managers and other services, a reasonable reserve for operating expenses, the fair rental value of the Building Office, cost of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the management, operation, maintenance and repair of the Building (including parking facilities) its equipment and common areas, including, without limitation, engineers, janitors, foremen, floor waxers, window washers, washmen and gardeners, and any other costs, charges and expenses reasonably regarded as management, maintenance and operating expenses, but excluding persons performing services not uniformly available to or performed for substantially all Building tenants.

6.       SECURITY DEPOSIT

         Concurrently with the execution of this Lease, Tenant shall deposit with Landlord the security deposit specified in subparagraph 1.i. to be held by Landlord as security for the faithful performance by Tenant of this Lease. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent; Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other amount in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the security deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

7.       TENANT'S PROPERTY TAXES

         Tenant shall pay, before delinquency, all taxes levied against, imposed upon, measured by, or resulting from or with respect to (a) any personal property or trade fixtures placed by Tenant in or about the Premises; (b) any separately assessed improvements (Special Improvements) to the Premises in excess of Building standard improvements, whether owned by Landlord or Tenant;
(c) the possession, lease, operation, management, maintenance, alteration, improvement, repair, use or occupancy of the Premises or any portion thereof;
(d) this transaction or any document to which Tenant is a party creating or transferring any interest or estate in the Premises; (e) the cost and expenses of contesting the amount or validity of any of the foregoing taxes. If any such taxes are levied against Landlord or Landlord's property, and if Landlord pays the same, which Landlord shall have the right to do regardless of the validity of such levy, or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such personal property, trade fixtures or Special Improvements of Tenant, and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, Tenant shall, upon demand, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment, as the case may be. In the event that it shall not be lawful for Tenant so to reimburse Landlord, the rent payable to Landlord under this Lease shall be revised to yield to Landlord the same net rent from the Premises after imposition of any such tax upon Landlord as would have been received by Landlord from the Premises prior to the imposition of such tax.

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8.       USE

         Tenant shall use the Premises only for the specified use and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose; nor shall Tenant cause, maintain, or permit any nuisance in, on, or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

9.       COMPLIANCE WITH LAW

         Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance, or government rule or regulation including civil rights legislation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, civil rights legislation or requirements now in force or which may hereafter be in force and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use, or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance, or governmental rule, regulation, or requirement, shall be conclusive of that fact as between Landlord and Tenant.

10.      ALTERATIONS AND ADDITIONS

         Tenant shall not make or suffer to be made any alterations, additions, or improvements to or on the Premises or any part thereof without the written consent of Landlord first had and obtained, and any alterations, additions, or improvements to or on said Premises, including, but not limited to, wall covering, paneling, and built-in cabinet work, but excepting movable furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions, or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense; and any contractor or person selected by Tenant to make the same must first be consented to in writing by Landlord. Upon the expiration or sooner termination of this Lease after a default by Tenant, Tenant shall, upon written demand by Landlord given at least thirty (30) days prior to the date by which such work is to be completed, at Tenant's sole cost and expense forthwith and with all due diligence, remove any alterations, additions, or improvements made by Tenant designated by Landlord to be removed; and Tenant shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the Premises caused by such removal.

11.      REPAIRS

         a. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition, and repair. Tenant shall, at Tenant's sole cost and expense, keep and maintain the Premises and every part thereof in good condition and repair, ordinary wear and tear excepted. Tenant shall be responsible for replacing any damaged or broken windows in the Premises, unless such damage or breakage is caused by Landlord's

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employees or contractors. Tenant is responsible for the maintenance, during the
Term, and any extended term, of the heat pump units, thermostats and other equipment which is associated with the heating, ventilation and air conditioning equipment ("HVAC equipment") which is located within the Premises. Tenant is responsible for the repair and replacement of the HVAC equipment within the Premises during any extended term if Tenant exercises its option to extend. Tenant shall upon the expiration or sooner termination of this Lease surrender the Premises to Landlord in good condition, ordinary wear and tear excepted. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof, and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

         b. Landlord shall repair and maintain the structural portions of the Building, and the heating, ventilation and air conditioning equipment (including the central cooling tower and control unit) which is located outside the Premises and other tenant's premises or which serves the common areas; provided, however, that if any such maintenance and repairs are necessitated in any part or in whole by the act, neglect, fault, or omission by Tenant, its agents, servants, employees, contractors, licensees or invitees, Tenant shall reimburse Landlord for the cost of such maintenance and repairs. Landlord shall also repair and replace the HVAC equipment within the Premises during the initial Term. Any failure by Landlord to make any such repairs or to perform any maintenance shall not constitute a breach hereof unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in paragraph 21 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations, or improvements in or to any portion of the Building or Premises or in or to fixtures, appurtenances, and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute, or ordinance now or hereafter in effect.

12.      LIENS

         Tenant shall keep the Premises, the Building, and the property on which the Building is situated free from any liens arising out of any work performed, materials furnished, or obligations incurred by or at the request of Tenant. If any such lien should arise, Tenant shall satisfy the same immediately, or, if Tenant desires to contest the same, Tenant shall provide Landlord with a bond or other adequate security acceptable to Landlord sufficient to cause a full and complete release of said lien. Landlord may, at Landlord's sole option, require Tenant to provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of any improvements, additions, or alterations to be made to the Premises, to insure Landlord against any liability for mechanics' and materialmen's liens, and to insure completion of the work.

13.      ASSIGNMENT AND SUBLETTING

         a. Tenant shall not sell, assign, mortgage, encumber or transfer (herein collectively called "assign") this Lease, sublet the Premises or any part thereof, or allow any other person (excepting Tenant's agents and employees) to occupy the Premises or any portion thereof, or enter into any agreement to do any of the foregoing, without the prior written consent of Landlord. If Tenant desires to assign this Lease or to sublet any part or all of the Premises for any part of the term hereof, Tenant shall so advise Landlord by written notice to Landlord. Said notice shall state the proposed commencement date of the desired assignment or subletting (which shall not be less than sixty
(60) days nor more than ninety (90) days after the date of Tenant's notice), all material terms of the proposed sublease or assignment, the name and address of the proposed assignee or subtenant, and Tenant shall deliver to Landlord with said notice a true and complete copy of all proposed agreements relating to the

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proposed assignment or sublease (including the proposed assignment or sublease agreement) together with current complete financial statements of the proposed assignee or subtenant. Thereafter, Tenant shall immediately furnish Landlord with any other information concerning the proposed assignee or subtenant as Landlord shall request.

         b. Upon receipt of such notice from Tenant, Landlord shall have the prior right and option (but not the obligation) (a) to sublet from Tenant, at the same rental (including adjustments thereto) as Tenant is required to pay hereunder, and for the same term as the proposed subletting or assignment, the portion of the Premises specified in Tenant's notice, or (b) consent to said subletting or assignment in which case fifty percent (50%) of any profits to be received by Tenant in connection with the subleasing or assignment shall be retained by Landlord or (c) to terminate this Lease as to the portion of the Premises described in Tenant's notice. Landlord shall exercise such option by written notice to Tenant within thirty (30) days after receipt of Tenant's notice (including all information required to accompany such notice). Such subletting or termination by Landlord shall commence on the date stated in Landlord's notice, which shall be no later than sixty (60) days after the date of Landlord's notice. If Landlord elects to sublet the Premises or terminate the Lease pursuant to its right herein, then Landlord shall have the right for its own account to lease or sublease such portion of the Premises to any person, including the proposed subtenant or assignee, on such terms and conditions as Landlord and such assignee or subtenant may agree. If Landlord exercises either option as to less than all of the Premises, the rental (as determined in Paragraph 4) and additional rent for operating expenses (as determined in Paragraph 5) for the portion of the Premises subject to such option shall be determined by a pro rata computation on the basis of the number of square feet subject to such option. If Landlord elects to sublet all or any portion of the Premises, this Lease shall continue in full force and effect as to the entire Premises. If Landlord elects to terminate the Lease as to a portion of the Premises, the Lease shall continue in full force and effect as to the remaining Premises, and the rental hereunder and Tenant's Percentage shall be reduced by a pro rata computation on the basis of the number of square feet of the remaining space and the terminated space.

         c. If Landlord does not exercise its prior right to sublet the Premises from Tenant or to terminate the Lease after receipt of Tenant's notice, Landlord shall not unreasonably refuse its consent to Tenant's subletting the entire Premises or assigning the Lease of the entire Premises (subject to Landlord's right to retain fifty percent (50%) of profits.) Tenant acknowledges that Landlord may reasonably refuse consent to any subletting or assignment of less than all of the Premises which may result in overuse of the Premises, overburdening of the Building parking and other facilities, increased Building management expenses, and increased costs of demolition of Tenant improvements at the termination of the Lease. Landlord may further condition the grant of its consent on reasonable conditions, including but not limited to a condition that rentals and other payments under sublease shall be paid directly to Landlord. Landlord's exercise of its right to recapture all or part of the Premises under subparagraph 13.b. hereof shall not be deemed to be an unreasonable withholding of consent. Further, it shall not be unreasonable for Landlord to condition its consent upon Landlord's determination that: (i) Tenant is not in default in the performance of any of its obligations (monetary or nonmonetary) under this Lease either at the time of request for consent or at the actual time the assignment/sublease takes effect; (ii) the financial responsibility of the proposed assignee/sublessee is adequate considering the rental obligation remaining under the Lease; and/or (iii) the proposed assignee/sublessee is likely to conduct on the Premises a business suitable for a first class office building compatible with other tenants in the Building, and in compliance with the use provisions of this Lease.

         d. Any assignment or subletting hereunder by Tenant shall not result in Tenant being released or discharged from any liability under this Lease. As a condition to Landlord's prior written consent as provided for in this paragraph, the assignee or subtenant or subtenants shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease, and Tenant shall deliver to Landlord, promptly after execution, an executed copy of each sublease and an agreement of said compliance by each assignee or sublessee.

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         e. If Landlord consents to any such subletting or assignment, Tenant shall pay to Landlord the amount of all Landlord's actual costs of processing such proposed assignments or subletting (including, without limitation, the costs of attorney's and other professional fees and administrative, accounting and clerical time), and the amount of any and all direct and indirect expense incurred by Landlord arising from the assignee or sublessee taking occupancy (including without limitation freight elevator operation for moving of furnishings and trade fixtures).

         f. In the event of any assignment or subletting, Tenant shall not collect more than two months rent at any time in advance, and Tenant shall not collect a security deposit in excess of the monthly rent then payable by Tenant to Landlord hereunder. Any consideration paid by the assignee or subtenant to Tenant that exceeds the monthly rent and other charges then payable by Tenant to Landlord hereunder shall be paid over by Tenant to Landlord when and as received by Tenant.

         g. Any sale, assignment, mortgage, subletting or other transfer of this Lease which does not comply with the provisions of this paragraph 13 shall be void and, at the option of Landlord, shall terminate this Lease.

14.      EXCULPATION AND INDEMNITY

         a. Tenant, as a material part of the consideration to be rendered to Landlord under this Lease, to the extent permitted by law, hereby waives all claims for loss, theft or damage to property and for injuries to persons, including death, in, upon or about the Premises or the Building, from any cause whatsoever except loss, damage or injury caused solely by the gross negligence or willful misconduct of Landlord, its agents, servants or employees. Tenant agrees that it shall defend, indemnify and hold Landlord, its agents, servants and employees harmless from and against any loss, liability, claim or damage arising out of or resulting from Tenant's use or occupancy of the Premises, other than that caused solely by the gross negligence or willful misconduct of Landlord, its agents, servants or employees.

         b. Neither Landlord nor its agents, servants or employees shall be liable to Tenant for any damage by or from any act or omission of any tenant or other occupant of the Building or by any owner or occupant of adjoining or contiguous property. Tenant agrees to pay for all damage to the Building or the Premises, as well as all damage to tenants or occupants thereof caused by Tenant's misuse or neglect of the Premises, its apparatus or appurtenances, or caused by any licensee, contractor, agent or employee of Tenant. Notwithstanding the foregoing provisions, neither Landlord nor Tenant shall be liable to one another for any loss, damage or injury caused by its act or neglect to the extent that the other party has recovered the amount of such loss, damage or injury from any insurer, and the insurance company is bound by this waiver of liability.

         c. Particularly, but not in limitation of the foregoing paragraph, all property belonging to Tenant or any occupant of the Premises that is in the Building or the Premises shall be there at the risk of Tenant or other party only, and Landlord or its agents or employees (except in the case of gross negligence or willful misconduct of Landlord or its agents or employees) shall not be liable for: (1) damage to or theft of or misappropriation of such property; (2) any damage to property entrusted to Landlord, its agents or employees, if any; (3) loss of or damage to any property by theft or otherwise, by any means whatsoever; (4) any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, inclement weather or rain which may leak from any part of the Building or street, subsurface or from any other place, or resulting from dampness or any other cause whatsoever; (5) interference with the light, air or other incorporeal hereditaments; or (6) any latent defect in the Premises or in the Building.

         d. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building, or of other damage or threat to the Premises or Building, or of observed defects therein or in the fixtures or equipment; provided, however, Tenant's obligation under this paragraph shall only extend to events and occurrences known to Tenant.

         e. In the event that any action or proceeding shall be brought against Landlord by reason of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, its agents or employees, then Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord.

15.      SUBROGATION

         As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights to recovery against each other for any loss insured by fire, extended coverage, and other property insurance policies existing for the benefit of the respective parties. Tenant shall use its best efforts to obtain any special endorsements, if required by its insurer, to evidence compliance with the aforementioned waiver.

16.      LIABILITY AND CASUALTY INSURANCE

         a. Tenant shall, during the entire term of this Lease, at its sole cost and expense obtain, maintain and keep in full force and effect the following types of insurance:

                  (i) Fire and extended coverage insurance, including endorsements for vandalism, malicious mischief and theft, covering all of Tenant's property including, but not limited to, furniture, fittings, installations, alterations, additions, partitions, fixtures and anything in the nature of a leasehold improvement in an amount equal to the full replacement cost of such property without deduction for depreciation. Landlord shall be a co-loss payee with Tenant for any such insurance.

                  (ii) Public liability insurance, including bodily injury and property damage, personal injury and contractual liability (including, without limitation, the indemnities given pursuant to paragraph 14 hereof), on an occurrence basis, with respect to all claims, demands or actions by any person, firm or corporation, in any way arising from, related to, or connected with the conduct and operation of Tenant's business in the Premises or Tenant's use of the Premises. Landlord shall be shown as an "additional insured" on any such policy. Such policies shall be written on a comprehensive basis, with no more than a $5,000 deductible, with limits of not less than Two Million Dollars ($2,000,000) and such higher limits as Landlord or the mortgagees of Landlord may require from time to time;

                  (iii) Business interruption insurance in such amounts as will reimburse the Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils;

                  (iv) Worker's Compensation insurance coverage as required by law, together with employer's liability insurance coverage; and

                  (v) Any other form or forms of insurance as the mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

                  (vi) Each policy evidencing insurance required to be carried by Tenant pursuant to this Article shall contain a provision including Landlord, and any other parties in interest designated by Landlord, as an additional named insured.

         b. All policies shall be taken out with insurers acceptable to Landlord and in form satisfactory from time to time to Landlord. Tenant agrees that certificates of insurance or, if required by Landlord or the mortgagees of Landlord, certified copies of each such insurance policy will be delivered to Landlord as soon as practicable after the placing of the required insurance, but in no event later than ten (10) days prior to the date Tenant takes possession of all or any part of the Premises. All policies shall require that at least thirty (30) days' prior written notice be delivered to Landlord by the insurer prior to termination, cancellation or material change in such insurance.

         c. Tenant agrees that in the event of damage or destruction to the leasehold improvements in the Premises covered by insurance required to be taken out by Tenant pursuant to this Paragraph, Tenant shall use the proceeds of such insurance for the purposes of repairing or restoring such leasehold improvements. In the event of damage or destruction of the Building entitling the Landlord to terminate this Lease pursuant to paragraph 21, hereof, then, if the Premises have also been damaged, Tenant will pay to Landlord all of its insurance proceeds relating to the leasehold improvements in the Premises and if the Premises have not been damaged, Tenant will deliver to Landlord, in accordance with the provisions of this Lease, the leasehold improvements and the Premises.

17.      SECURITY SYSTEM

         Tenant acknowledges that a security system was prewired in the Building. Tenant may at its own cost utilize the security system for the Premises, or may install another security system in the Premises so long as it is compatible with and does not hamper operation of the existing security system, or may elect to not utilize any security system on the Premises. Landlord shall have no liability or responsibility in connection with Tenant's selection or use of a particular security system including, without limitation, the existing security system, or Tenant's failure to use any security system. Landlord makes no representation or warranty concerning the adequacy of security for the Building, and provision of Building security shall be subject to the provisions of paragraph 14 hereof. If Landlord establishes a controlled access system for the Building or parking areas, it may limit the number of keys or security cards delivered to Tenant, and may require a deposit for same.

18.      RULES AND REGULATIONS

         Tenant shall comply with Landlord's rules and regulations, a copy of which are attached to this Lease as Exhibit "C". Landlord shall have the right from time to time to amend, modify and supplement such rules and regulations for the safety, care, and cleanliness of the Premises, the Building in which the Premises are located, and all common areas, or for the preservation of good order. A violation of any such rule or regulation shall constitute a default by Tenant under this Lease. If there is a conflict between the rules and regulations and any of the provisions of the Lease, the provisions of this Lease shall prevail. Landlord shall make all reasonable efforts to enforce the rules and regulations uniformly against all tenants in the Building.

19.      HOLDING OVER

         If Tenant remains in possession of the Premises, or any part thereof, after the expiration or termination of the Term hereof with the consent of Landlord, said occupancy shall be an occupancy for month-to-month (subject to all of the provisions and conditions of this Lease) and Tenant shall pay as monthly rent during such period an amount equal to 150% of the monthly rent paid immediately prior to such expiration or termination plus all other additional rent and charges as provided by this Lease. The preceding sentence shall not be interpreted as permitting Tenant to hold over after expiration or termination of this Lease.

20.      ENTRY BY LANDLORD

         Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve, or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon, and about the Premises, excluding Tenant's vaults, safes, and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises or an eviction of Tenant from the Premises or any portion thereof.

21.      RECONSTRUCTION

         a. In the event the Premises or the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage insurance and the proceeds of such insurance are sufficient to cause repair of the Premises, Landlord agrees to forthwith repair the same and this Lease shall remain in full force and effect; except that Tenant shall be entitled to a proportionate abatement of the rent while such repairs are being made, such proportionate abatement to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

         b. In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance or the proceeds of insurance are insufficient to cause appropriate repairs to be made, then Landlord shall have the option to (1) repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately abated during the course of such repair work as provided in subparagraph a. above, or (2) give notice to Tenant at any time within sixty (60) days after such damage, terminating this Lease as of the date specified in such notice, which date shall be no less than thirty and no more than sixty (60) days after the giving of such notice. In the event of giving such termination notice, this Lease shall expire and all interest of Tenant in the Premises shall terminate on the date so specified in such notice and the rent (as the same may be proportionately abated as provided in subparagraph a. above) shall be paid up to date of said such termination.

         c. Notwithstanding anything to the contrary contained in this paragraph, Landlord shall have no obligation whatsoever to repair, reconstruct, or restore the Premises when the damage resulting from any casualty covered under this paragraph occurs during the last twelve months of the Term.

         d. Landlord shall not be required to repair any injury or damage by fire or other cause or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by or at the expense of Tenant.

         e. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property, or any inconvenience or annoyance occasioned by such damage, repair, reconstruction, or restoration.

22.      DEFAULT

         The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant.

         a. The vacating or abandonment of the Premises by Tenant.

         b. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder and as when due.

         c. The failure by Tenant to observe or perform any of the other covenants, conditions, or provisions of this Lease to be observed or performed by the Tenant where such failure shall continue for a period of fifteen (15) days after written notice thereof by Landlord to Tenant.

         d. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty [60] days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution, or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

23.      DEFAULT REMEDIES

         In the event of any such default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

         a. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default or otherwise allowed by law, including, but not limited to, (i) the cost of recovering possession of the Premises, (ii) expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, any real estate commission actually paid, (iii) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (iv) the worth at the time of the award by the court having jurisdiction thereof of the amount by which the unpaid rent which would have been earned after termination until the time of the award exceeds that portion of rental loss which Tenant proves could have been reasonably avoided, (v) the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided, and (vi) that portion of the leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of fifteen percent per annum.

         b. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under the Lease, including the right to recover the rent as it becomes due hereunder.

         c. Pursue any other remedy or damages now or hereafter available to Landlord under the laws or judicial decision of California.

24.      EMINENT DOMAIN

         In the case the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Tenant shall not assert any claim against Landlord for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, and Landlord at its option may terminate this Lease. If Landlord does not so elect, Landlord shall promptly proceed to restore the Premises to substantially their same condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. Nothing contained in this paragraph shall be deemed to give Landlord any interest in any award made to Tenant for the taking of personal property and fixtures belonging to Tenant.

25.      OFFSET STATEMENT

         Tenant shall, at any time and from time to time upon not less than ten
(10) days' prior written notice from Landlord, execute, acknowledge, and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rental and other charges are paid in advance, if any, (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults if any are claimed, and (c) containing such further statements regarding the status of this Lease and Tenant's occupancy as may be required by Landlord or Landlord's Lender, to the extent such statements are true. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

26.      PARKING

         Tenant shall have the right to use in common with other tenants or occupants of the Building and such other persons or groups as Landlord may specify the parking garage of the Building subject to the monthly rates (as provided in subparagraph 1.k.), rules, and regulations, and any other charges of Landlord (or any concessionaire of Landlord's) for such parking facilities which may be established or altered by Landlord at any time or from time to time during the term hereof. Tenant acknowledges and agrees that Landlord may increase the parking rates from time to time to reflect prevailing parking rates for similar facilities in the general vicinity of the Building. Tenant further acknowledges and agrees that, unless Landlord otherwise notifies Tenant, Tenant and its employees, agents, customers, guests, licensees and invitees shall not be permitted to use the surface parking lot adjacent to the first floor of the Building.

27.      CORPORATE AUTHORITY OF TENANT

         If Tenant is a corporation, or a partnership including corporations, each individual executing this Lease on behalf of any such corporation represents and warrants that he is duly authorized to execute and deliver this

Lease on behalf of said corporation in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation. On or before the execution of this Lease, Tenant shall provide Landlord with a certified copy of a corporate resolution (if Tenant is a corporation) or of a partnership consent (if Tenant is a partnership) acknowledging execution and performance of this Lease, together with such other evidence of authority as Landlord may reasonably request.

28.      OPTION TO EXTEND

         a. Landlord hereby grants to Tenant the option to extend the term of this Lease for one three (3) year period commencing upon expiration of the initial lease Term upon the terms and conditions contained in this Lease and each and all of the following terms and conditions:

         b. Tenant shall give to Landlord and Landlord shall receive written notice of the exercise of the option to extend this Lease for said additional term no earlier than six (6) months and no later than three (3) months prior to the time that the option period would commence if the option were exercised, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire.

         c. Tenant shall have no right to exercise such option, notwithstanding any provision in this grant of option to the contrary, if Tenant has been in default under this Lease at any time during the Lease term, and all rights of Tenant under the provisions of such option shall terminate and be of no further force or effect, notwithstanding Tenant's due and timely exercise of the option, if, after such exercise or during the term of this Lease, Tenant is in default hereunder.

         d. All of the terms and conditions of this Lease shall apply during the option period except as specifically modified by the applicable provisions of this Article 28.

         e. At the commencement of the option period, the Monthly Rent shall be adjusted, upward only, to the market rental rate for similar premises within the Uptown market area of San Diego County (market rental rate shall include terms and conditions which would be offered to a non-renewing tenant) as follows: The parties shall attempt to reach agreement concerning the market rental rate. If the parties are unable to do so within thirty (30) days after the date of commencement of the option period, each party shall, within ten (10) days thereafter, appoint an appraiser and the two appraisers shall thereafter attempt to reach agreement concerning such market rental rate. If one party fails to appoint an appraiser within said ten (10) days, the decision of the sole appointed appraiser shall be final and binding on the parties. If two appraisers are appointed and they are unable to reach agreement concerning the market rental rate within 60 days after commencement of the option period, the two appraisers shall, within ten (10) days thereafter, jointly appoint a third appraiser whose decision shall be final and binding on the parties. Provided however, in no event shall the amount of the Monthly Rent so determined be less than one hundred five percent (105%) of the amount of the Basic Monthly Rent payable for the last month of the initial Lease term.

         f. The Monthly Rent shall be adjusted after each year of the extended lease term based upon agreement of the parties, or as determined by the appraiser(s) pursuant to Section 28.e; provided, however, in no event shall the increase in the Monthly Rent for any year of the extended lease term be less than five percent (5%) of the prior year's Monthly Rent.

29.      OPTION FOR EARLY TERMINATION

         a. Landlord hereby grants to Tenant the option to terminate this Lease at the end of month thirty-six (36) of the Term, upon the terms and conditions contained in this Lease and each and all of the following terms and conditions:

         b. Tenant shall give to Landlord and Landlord shall receive written notice of the exercise of the option to terminate this Lease no later than the end of month thirty (30) of the Term, time being of the essence. Notice of exercise of the option from Tenant must be accompanied by the payment set forth in subparagraph 29 (c) to be effective. If said notification of the exercise of said option is not so given and received, or the option payment is not paid at the time of notice of exercise, this option shall automatically expire.

         c. Tenant's notice of exercise of the option must include a payment to Landlord of $11,103.69 (rent for months 37 thru 39 of the Term), plus the unamortized portion of leasing commissions and tenant improvements, which is equal to 40% of all costs, Landlord expended in connection with this Lease (the "Lease Expenses"). Landlord will provide Tenant a total of the Lease Expenses after the Commencement Date. The total option payment must accompany Tenant's notice to exercise the option, for the notice to be effective.

30.      GENERAL PROVISIONS

         a. Exhibits. The exhibits attached hereto are incorporated herein by this reference.

         b. Waiver. The waiver by Landlord of any term, covenant, or condition herein contained shall not be a waiver of such term, covenant, or condition on any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

         c. Notices. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by Landlord to Tenant shall be given by personal delivery or sent by United States Mail, certified mail, return receipt requested, postage prepaid, and addressed to Tenant at the Premises. All notices and demands by Tenant to Landlord shall be given personally or sent by United States Mail, certified mail, return receipt requested, postage prepaid, and addressed to Landlord at the address set forth on page 1 or to such other person or place as Landlord may from time to time designate in a notice to Tenant. Any notice given by mail as hereinabove provided shall be deemed effectively given forty-eight (48) hours after deposit in the United States mail, unless received earlier by the addressee.

         d. Joint Obligation. If more than one person or entity constitutes Tenant, the obligations hereunder imposed upon Tenant shall be jointly and severally imposed upon each such person or entity.

         e. Marginal Headings. The marginal headings and article titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

         f. Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

         g. Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators, and assigns of the parties hereto.

         h. Recordation. Tenant shall not record this Lease or any other document relating to this Lease unless requested by Landlord to do so. Landlord may require Tenant at any time to execute a Memorandum of Lease, and may record any such Memorandum at any time.

         i. Quiet Possession. Upon Tenant's paying the rent reserved hereunder and observing and performing all of the covenants, conditions, and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

         j. Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed upon Landlord by terms of any trust deed covering the Premises. Accordingly, if any installment of rent or of an amount due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after the date that said amount is due, then Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

         k. Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

         l. Inability to Perform. This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of Landlord.

         m. Attorney's Fees. If any action or proceeding is brought by either party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses, including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

         n. Sale of Premises by Landlord. In the event of any sale or other transfer of title to the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence, or omission occurring after the consummation of such sale or transfer.

         o. Subordination, Attornment. Upon request of Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any deed of trust now or hereafter in force against the land and Building of which the Premises are a part and upon any buildings hereafter placed upon the land of which the Premises are a part and to all advances made or hereafter to be made upon the security thereof, subject to the qualification that so long as Tenant is not in default under this Lease its peaceful occupancy of the Premises shall not be impaired, restricted or terminated by or as a result of any such lien.

                  In the event any proceedings are brought for foreclosure or in the event of the exercise of the power of sale under any deed of trust made by the Landlord covering the Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

                  Tenant further agrees to execute any documents required to effectuate an attornment or a subordination. Tenant's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Tenant hereunder, or, at Landlord's option, Landlord shall execute such documents on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute, and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place, and stead to execute such documents in accordance with this subparagraph 28(o).

         p. Name. Tenant shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by Tenant in the Premises.

         q. Severability. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair, or invalidate any other provision hereof and such other provision shall remain in full force and effect.

         r. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

         s. Choice of Law. This Lease shall be governed by the laws of the State of California.

         t. Signs and Auctions. Tenant shall not place any sign upon the Premises or Building or conduct any auction thereon without Landlord's prior written consent.

         u. Brokers. The parties recognize that the brokers who negotiated this Lease are the brokers whose names are stated in subparagraph 1.m., and agree that Landlord shall be solely responsible for the payment of brokerage commissions to said brokers, and that Tenant shall have no responsibility therefor. If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall hold Landlord free and harmless against any liability in respect thereto, including attorney's fees and costs.

         v. Guarantors. Tenant shall cause the Guarantor(s) named in subparagraph 1.o. above to execute and deliver to Landlord, concurrently with the execution by Tenant of this Lease, a Guarantee of Tenant's obligations hereunder, in form and content satisfactory to Landlord.

         w. Interpretation. Each of the parties hereto has agreed to the use of the particular language of this Lease, and any question of doubtful interpretation shall not be resolved by any rule of interpretation which provides for interpretation against the party who causes the uncertainty to exist or the draftsman.

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

LANDLORD:

FIFTH & LAUREL ASSOCIATES, a California limited partnership

         By:  R.S. Lawrence Development, Inc., a California corporation, partner
              By: /s/ Robert S. Lawrence
                 Robert S. Lawrence, President

TENANT:

ISAP, INC., a California corporation

         By: /s/ Brian M. Kelly
         Its: President
                                                                     EXHIBIT A

                        FIFTH AT LAUREL CORPORATE CENTRE
                               PROPOSED SPACE PLAN

                                                                     EXHIBIT A-1

                        FIFTH AT LAUREL CORPORATE CENTRE
                               PROPOSED DEMOLITION

                                                                     EXHIBIT B

                        FIFTH AT LAUREL CORPORATE CENTRE
                              LANDLORD IMPROVEMENTS


The Premises shall remain in "as is" condition except that Landlord shall remodel the Premises using building standard materials, including installing new carpet and painting the Premises, pursuant to plans mutually agreed upon by Landlord and Tenant that are based upon the space plan attached hereto as Exhibit A and A-1.

                                                                     EXHIBIT C

                        FIFTH AT LAUREL CORPORATE CENTRE
                              RULES AND REGULATIONS


         A. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress or egress. The halls, passages, entrances, elevators, stairways, balconies, restrooms and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgement of the Landlord shall be prejudicial to the safety, character, reputation or interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access by persons with whom the tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities. No tenant and no employee of any tenant shall go upon the roof of the building.

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

         B. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building or the Premises other than the Building Standard sign installed by Landlord at the time Tenant occupies the Premises without the written consent of Landlord. Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of Tenants of the building and only Landlord reserves the right to exclude any other names therefrom. Tenant shall not place anything or allow anything to be paled near the glass of any windows, door, partition or wall which may appear unsightly from outside the Premises. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of the Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with any window or door of the Premises without the prior consent of the Landlord.

         C. The wash room partitions, mirrors, wash basins and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweeping, rubbish, rags or other substances shall be thrown therein. All damage resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have caused the same.

         D. Tenant shall not use, keep or permit to be used or kept any noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Tenant or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises of the Building. No Tenant shall make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of the Building, whether by the use of any musical instruments, radio, phonograph, unusual noise, or in any other way.

         E. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purpose. No Tenant shall occupy or permit any portion of the Premises to be occupied as an office for a public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barbershop, retail bank, savings and loan branch or automatic teller machine, or manicure shop. No Tenant shall engage or pay any laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any illegal purposes.

         F. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or any inflammable, combustible or explosive fluid, chemical or substance or use any method of heating or air conditioning other than that supplied by Landlord.

         G. No tenant shall throw anything out of doors or down passageways.

         H. The tenant shall not do or permit anything to be done in the leased premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Building or on the property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy upon the Building or any part thereof, or with any rules and ordinances established by the local health authority or other governmental authority.

         I. No additional locks or bolts of any kind shall be placed upon any of the doors by any tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each tenant must, upon the termination of this tenancy, restore to Landlord all keys, passcards and transmitters which open stores, offices, toilet rooms, garage and shower rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys, passcards or transmitters so furnished, such tenant shall pay to the Landlord the cost of replacing the same or changing the lock or locks opened by such lost key or the electronic devices controlled by such transmitter if Landlord shall deem it necessary to make such a change.

         J. (a) No furniture, freight or equipment of any kind shall be brought into the Building without the consent of Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. No furniture, equipment or merchandise will be received in the Building or carried up or down in the passenger elevators without prior approval from Landlord.

                  (b) Landlord shall have the right to prescribe weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall be placed as directed by Landlord to properly distribute the weight. Landlord will not be responsible for loss of or damage to any property from any cause, and all damage done to Building or by moving or maintaining any property whatsoever shall be repaired at the expense of the Tenant. The Landlord reserves the right to prohibit or impose conditions upon the installation in the Premises of heavy objects which might overload the Building floors. There shall not be used in any space, or in the public halls of the Building, either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards.

         K. Tenant agrees that it shall comply with all fire and security regulations that may be issued from time to time by Landlord, and Tenant also shall provide Landlord with the name of designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations.

         L. No tenant shall purchase or otherwise obtain for use in the Premises, water, ice, vending machine, janitorial, maintenance or other services of any kind except from persons authorized by Landlord, and at hours an under regulations fixed by Landlord.

         M. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6 p.m. and 8 a.m. the following day, access to the Building, to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access has a pass or is properly identified to Landlord. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to Building during the continuance of the same by closing the doors or otherwise, for safety of Tenants and protection of property in the Building and of the Building proper. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building on Saturdays and Sundays and legal holidays, and on other days between the hours of 6 p.m. and 8 a.m. and during such further hours as Landlord may deem advisable for the adequate protection of said Building and the property therein.

         N. Tenant shall see that the windows and doors of the Premises are closed and securely locked before leaving the Building. Tenant must observe strict care and caution that all water faucets or other apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity, gas or air shall likewise be carefully shut off, so as to prevent waste or damage. Tenant shall make good for any default or carelessness, and shall make good for all injuries sustained by other Tenants or occupants of the Building or Landlord.

         O. The requirements of Tenant will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from the Landlord and no employee will admit any person (Tenant or otherwise) to any office without specific instructions from the Landlord.

         P. Employees of Landlord shall not perform any work or do anything in the Premises, or bring or keep anything therein, which shall conflict with any rules or regulations established by any administrative body or official having jurisdiction, and it shall not use any machinery therein, even though its installation may have been permitted, which may cause any unreasonable noise, or jar, or tremor to the floors or walls, or which by its weight might injure the floors of the Premises.

         Q. Tenant shall not disturb, solicit, or canvas any occupant of the Building and shall cooperate to prevent same.

         R. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building.

         S. Tenant shall not cause any unnecessary labor by reason of its carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of any Tenant by the janitor or any other employee or any other person. Janitor service will not be furnished on nights when rooms are occupied after 6:30 p.m.

         T. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

         U. Prior to making any improvements to premises, Tenant shall submit plans for any and all alterations and improvements to Landlord for written approval. All contractors hired by Tenant must be satisfactory to the Building Management. All necessary permits are to be obtained prior to starting work. Landlord is to be given notice, in writing, at least two (2) working days prior to start date of construction so that Landlord may post notice of non-responsibility.

         V. No Tenants shall lay linoleum, tile, carpet or other similar floor covering without prior approval of Landlord or shall affix covering to the floor of the Premises in any manner except by a paste, or other material which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum, tile, carpet or other similar floor covering shall be subject to the approval of Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by any Tenant by whom, or by whose contractors, employees, or invitees, the damage shall have been caused.

         W. No painting shall be done, nor shall any alterations be done to any part of the Building or Premises by putting up or changing any partitions, door or doors, window or windows, nor shall there be any nailing, boring or screwing into the walls, woodwork or plastering without the consent of Landlord or its agent. Landlord shall not permit any contractor or other person making any alterations, additions or installation within the Premises to use the hallways, lobby, or corridors as storage or work areas without the prior written consent of Landlord. Tenant shall be liable for and shall pay the expense of any additional cleaning or other maintenance required to be performed by Landlord as a result of the transportation or storage of materials or work performed within the Building by or for the Tenant.

         X. Electric wires, telephones, telegraphs or other electric apparatus other than those installed by Landlord at the time Tenant occupies the Premises shall not be installed in the Premises except with the approval and under direction of Landlord, and any such installation of telephones, telegraphs, electric wires or other electric apparatus made without permission shall be removed by Tenant at Tenant's own expense. No machines other than standard desk-top office machines such as typewriters and calculators shall be used in the Premises without the prior written approval of Landlord.

         Y. To operate the HVAC after normal building hours, you press the thermostat button on your wall, and the HVAC system associated with that button and the HVAC roof tower will operate for one hour. Once the thermostat button is pressed, pressing it again will have no effect until the last 15 minutes of the hour. Pressing the thermostat button in the last 15 minutes of the hour will make the HVAC system associated with that button and the HVAC roof tower run for one additional hour. The charge for running the HVAC system after hours is $45.00 per hour. This charge may be changed by the Landlord from time to time.

         Z. (a) Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the Tenants of the Building.

                  (b) Landlord reserves the right by written notice to Tenant to rescind, alter or waive any rule or regulation at any time prescribed for the Building when in Landlord's judgment it is necessary, or proper for the best interests of the Building. Notwithstanding anything to the contrary contained herein, any inconsistencies or contradictions in the provisions of the Rules and Regulations and the terms of this Lease, the terms of this Lease shall prevail.

                        FIFTH AT LAUREL CORPORATE CENTRE
                               GUARANTEE OF LEASE


         THIS GUARANTEE OF LEASE ("Guarantee") is made and given as of October 4, 2004, by Brian Kelly ("Guarantor") for the benefit of Fifth and Laurel Associates, a California limited partnership ("Landlord").

                                    RECITALS

         A. Landlord and ISAP, Inc., a California corporation ("Tenant") have entered into that certain lease dated October 4, 2004 ("Lease").

         B. By its covenants herein set forth, Guarantor induced Landlord to enter into the Lease, which was made and entered into in consideration for Guarantor's said covenants. Guarantor acknowledges that he has a financial interest in Tenant, and that the agreement of Landlord to enter into the Lease constituted adequate consideration to him personally for the execution of this Guaranty.

                                    GUARANTEE

         1. Guarantor unconditionally guarantees, without deduction by reason of set-off, defense or counterclaim, to Landlord, its successor and assigns, the full and punctual payment, performance and observance by Tenant of all the terms, covenants and conditions in the Lease contained on Tenant's part to be kept, performed or observed. This Guarantee, for the payment of rent only, shall however, not exceed $61,000.

         2. If Tenant shall at any time default in the performance or observance of any of the terms, covenants or conditions in the Lease contained on Tenant's part to be kept, performed or observed, Guarantor will keep, perform and observe same, as the case may be, in the place and stead of Tenant.

         3. Any act of Landlord, or its successors or assigns, consisting of a waiver of any of the terms or conditions of the Lease, or the giving of any consent to any matter or thing relating to the Lease, or the granting of any indulgences or extensions of time to Tenant, may be done without notice to Guarantor and without releasing Guarantor from any of its obligations hereunder.

         4. The obligations of Guarantor hereunder shall not be released by Landlord's receipt, application or release of any security given for Tenant's performance under the Lease, nor by any modification of the Lease, regardless of whether Guarantor consents thereto or receives notice thereof.

         5. The liability of Guarantor hereunder shall in no way be affected by
(a) the release or discharge of Tenant in any creditor's receivership, bankruptcy or other proceeding; (b) any stay, impairment, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant's liability under the Lease resulting from the operation of any present or future state of federal law relating to bankruptcy, insolvency, debtor-creditor relations generally or from the decision of any court; (c) the rejection or disaffirmance of the Lease in any such proceedings; (d) the assignment or transfer of the Lease by Tenant; (e) any disability or other defense of Tenants; (f) the cessation from any cause whatsoever of the liability of Tenant; (g) the exercise by Landlord of any of its rights or remedies reserved under the Lease or by law; or (h) any termination of the Lease.

         6. Guarantor further agrees that it may be joined in any action against Tenant in connection with the said obligations of Tenant and recovery may be had against Guarantor in any such action. Landlord may enforce the obligations of

Guarantor hereunder without first taking any action whatsoever against Tenant or its successors and assigns, or pursuing any other remedy or applying any security it may hold, and Guarantor hereby waives all rights to assert or plead at any time any statute of limitations as relating to the Lease, the obligations of Guarantor hereunder and any and all surety or other defenses in the nature thereof including, without limitation, the provisions of California Civil Code
Section 2845 or any similar, related or successor provisions of law. Guarantor waives any defense by reason of any disability of Tenant, and waives any other defense based on the termination of Tenant's liability from any cause. Guarantor waives any and all presentments, demands for performance, notices of nonperformance, protests, notices of protests, notices of dishonor, and notices of acceptance of this Guaranty, and waives all notices of the existence, creation, or incurring of new or additional obligations.

         7. Until all covenants and conditions in the Lease on Tenant's part to be performed and observed are fully performed and observed, Guarantor (a) shall have no right of subrogation against Tenant by reason of any payments or acts of performance by Guarantor hereunder; and (b) subordinates any liability or indebtedness of Tenant now or thereafter held by Guarantor to the obligations of Tenant to Landlord under the Lease.

         8. This Guarantee shall apply to the Lease, any extension, renewal, modification or amendment thereof, and to any holdover term granted under the Lease or any extension or renewal thereof.

         9. In the event this Guarantee shall be held ineffective or unenforceable by any court of competent jurisdiction, then Guarantor shall be deemed to be a tenant under the Lease with the same force and effect as if Guarantor were expressly named as joint and several tenant therein with respect to the obligations of Tenant thereunder hereby granted.

         10. In the event of any litigation between Guarantor and Landlord with respect to the subject matter thereof, the unsuccessful party to such litigation agrees to pay to the successful party all fees costs and expenses thereof, including reasonable attorneys' fees and expenses.

         11. No delay on the part of Landlord in exercising any right hereunder or under the Lease shall operate as a waiver of such right or of any other right of Landlord under the Lease or hereunder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or a waiver of the same or any other right on any future occasion.

         12. If there is more than one undersigned guarantor, the term Guarantor, as used herein, shall include all of the undersigned; each and every provision of this Guarantee shall be binding on each and every one of the undersigned; they shall be jointly and severally liable hereunder; and Landlord shall have the right to join one or all of them in any proceeding or to proceed against them in any order.

         13. This Guarantee constitutes the entire agreement between Landlord and Guarantor with respect to the subject matter hereof, superseding all prior oral or written agreements or understandings with respect thereto and may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by Guarantor and Landlord.

         14. This Guarantee shall be governed by and construed in accordance with the laws of the State of California.

         15. Notice hereunder shall be in writing and shall be effective upon personal service or 5 business days after deposit thereof in the United States Mail, registered or certified delivery, return receipt requested, to Landlord at its address set forth in the Lease and to Guarantor at its address set forth herein below, except that under no circumstances shall Landlord be obligated to give Guarantor any notice not specifically required to be given by Landlord pursuant to this Guarantee. Either party may, by notice given as a foresaid, designate a different address for notice purposes. Sole and proper venue of any action to declare or enforce any rights or obligations under this Guarantee may be commenced by Landlord in the Superior Court of San Diego County, California.

"GUARANTOR"

/s/ Brian M. Kelly
Brian Kelly
Address:
[private] SS# [private] DL# [private]